UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MAMAMANCINI’S HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TO OUR SHAREHOLDERS:

You are cordially invited to attend the continuation of the Annual Meeting of Shareholders (the “Annual Meeting”) of MamaMancini’s Holdings, Inc., a Nevada corporation (together with its subsidiaries, “Company”, “MamaMancini’s”, “we”, “us” or “our”), which commenced on September 13, 2022. The continued meeting will be conducted by conference call. The continuation of the meeting will be held for the following purposes:

1.	To approve, on an advisory, non-binding basis, the compensation of our named executive officers (Say-on-Pay); and

2.	To consider and conduct a non-binding advisory vote on a proposal regarding the frequency of advisory votes on executive compensation

A copy of the Annual Report of the Company’s operations during the fiscal year ended January 31, 2022 is available on request or at www.sec.gov.

The Board of Directors has fixed the close of business on August 2, 2022, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting of Shareholders and any adjournment or postponement thereof. A quorum was achieved at the meeting on September 13, 2022 and it will therefore be deemed that a quorum exists for the continuation of that meeting. A complete list of shareholders entitled to vote at the Annual Meeting will be available for inspection for ten days prior to the Annual Meeting at the Offices of the Company located at 25 Branca Road, East Rutherford, New Jersey 07073.

By Order of the Board of Directors

/s/ Adam L. Michaels
Adam L. Michaels
Chief Executive Officer
September 16, 2022
East Rutherford, New Jersey

MAMAMANCINI’S HOLDINGS, INC.

25 Branca Road

East Rutherford, New Jersey 07073 (201) 531-1212

SUPPLEMENT TO PROXY STATEMENT FOR THE CONTINUATION OF THE ANNUAL

MEETING OF SHAREHOLDERS HELD ON SEPTEMBER 13, 2022 AND TO

BE CONTINUED ON OCTOBER 4, 2022

This proxy statement supplement, dated September 16, 2022 (the “Supplement”), supplements the definitive proxy statement (which we refer to as the “Proxy Statement”) of the Board of Directors of MamaMancini’s Holdings, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission on August 9, 2022 relating to the annual meeting of stockholders of the Company held on Thursday September 13, 2022 at 12:00 noon EDT. The purpose of this Supplement is to provide additional information with respect to the proposals presented at the meeting regarding approval, on an advisory basis, the compensation of our named executive officers (Say-on-Pay) and a non-binding advisory vote on a proposal regarding the frequency of advisory votes on executive compensation, which will be considered at the continuation of the September 13, 2022 Annual Meeting of Shareholders to be held at 12:00 noon EDT on October 4, 2022.

The sole purpose of the October 4, 2022 meeting is the tabulation of votes with respect to Proposals No. 3 and 4 detailed below. Since a quorum was achieved at the September 13, 2022 meeting, the approval of Proposals Nos. 3 and 4 will be determined by a simple majority of the votes cast on Proposal Nos. 3 and 4.

Information about the Company’s 2021 annual meeting of stockholders, which was held on September 13, 2022 (and will be continued on October 4, 2022) is supplemented to reflect the information set forth above. The Proxy Statement, together with this Supplement, have been filed with the Securities and Exchange Commission (as well as on the Company’s website at www.mamamancinis.com). The Company will furnish a copy of the Supplement to any stockholder by mail upon written or verbal request to the Company at MamaMancini’s Holdings, Inc., 25 Branca Road, East Rutherford, NJ 07073, Attn: Investor Relations, telephone: (201) 531-1212, e-mail: larry@mamamancinis.com

Detailed information regarding voting procedures can be found in the Proxy Statement.

YOUR VOTE IS IMPORTANT

GIVEN THAT THE MEETING WILL BE HELD TELEPHONICALLY AND THERE WILL BE NO IN-PERSON MEETING, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES.

1

MAMAMANCINI’S HOLDINGS, INC.

25 Branca Road

East Rutherford, New Jersey 07073

PROXY STATEMENT

CONTINUATION OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 4, 2022

GENERAL INFORMATION ABOUT THE PROXY STATEMENT AND ANNUAL MEETING

General

This Proxy Statement Supplement is being furnished to the shareholders of MamaMancini’s Holdings, Inc. (together with its subsidiaries, “Company”, “MamaMancini’s”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the continuation of the Annual Meeting of Shareholders to be held telephonically on October 4, 2022, and at any and all adjournments or postponements thereof (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of Continuation of the Annual Meeting of Shareholders originally commenced on September 13, 2022. Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Supplemental Proxy Statement. It is contemplated that this Supplemental Proxy Statement and the accompanying form of Proxy will be first mailed to MamaMancini’s shareholders on or about September 25, 2022.

The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Voting Securities

Only shareholders of record as of the close of business on August 2, 2022 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were approximately 36,310,807 shares of common stock of the Company, issued and outstanding and entitled to vote representing approximately 100 holders of record, plus shares held by CEDE. Shareholders may vote in person or by proxy. Each holder of shares of common stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. The Company’s bylaws provide that a majority of all the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. The enclosed Proxy reflects the number of shares that you are entitled to vote. Shares of common stock may not be voted cumulatively.

Voting of Proxies

All valid proxies received prior to the Annual Meeting will be voted. The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting. To vote by proxy, you must fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope. Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

2

Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices located at 25 Branca Road, East Rutherford, New Jersey 07073, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

Required Vote

Representation at the Annual Meeting of the holders of a simple majority of the outstanding shares of our common stock entitled to vote, either in person or by a properly executed Proxy, is required to constitute a quorum. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as “represented” for the purpose of determining the presence or absence of a quorum. Under the Nevada Revised Statutes, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

In the election of our Board of Directors, shareholders are not allowed to cumulate their votes. Shareholders are entitled to cast a vote for each of the openings on the Board to be filled at the Annual Meeting. The seven nominees receiving the highest vote totals will be elected as our Board of Directors. For approval of the proposed ratification of our independent registered accountants, the votes cast in favor of the proposal must exceed the votes cast against the proposal. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of the Board of Directors or the ratification of the independent public accountants.

Shareholders List

For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available at the principal executive offices of the Company located at 25 Branca Road, East Rutherford, New Jersey 07073 so that stockholders of record may inspect the list only for proper purposes.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

PROPOSAL 3

ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are providing stockholders with the opportunity to cast an advisory, non-binding vote regarding the compensation of our named executive officers. The advisory stockholder vote to approve the compensation of our named executive officers is often referred to as the “say-on-pay vote.” This say-on-pay vote will not be binding on us, the Board of Directors, or the Compensation Committee. The most recent advisory vote on named executive officer compensation was held at our 2016 Annual Meeting, and our stockholders voted in favor of the compensation of our named executive officers. At the 2016 Annual Meeting, stockholders approved, by advisory vote, an annual frequency for future advisory votes on the compensation of our named executive officers. This advisory vote was accepted by our Board of Directors. Stockholders are expected to have the opportunity to vote on the frequency of future votes on named executive officer compensation, which will occur no later than the Company’s 2024 Annual Meeting of Stockholders.

3

This proposal allows our stockholders to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation or any single compensation philosophy, policy or practice, but rather the overall compensation of our named executive officers as described in this proxy statement. In this regard, please refer to the summary of executive compensation included in the Proxy Statement for the Annual Meeting held on September 13, 2022, which is incorporated herein by reference.

We are asking our stockholders to indicate their support for the compensation of our named executive officers by voting “FOR” the following advisory, non-binding resolution at our Annual Meeting:

“RESOLVED, that the stockholders of MamaMancini’s Holdings, Inc. approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2022 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.”

While the Board of Directors values the opinions of our stockholders, this vote is advisory and is not binding on the Company, the Board of Directors or the Compensation Committee. We will consider the results of the vote, along with other relevant factors, when evaluating our executive compensation practices and considering future executive compensation arrangements.

Vote Required

This proposal requires the affirmative vote of a simple majority of the total number of shares present in person or represented by proxy at the meeting and entitled to vote on this matter. Abstentions will count as a vote “AGAINST” this proposal, and broker non-votes will have no effect on the vote. Shares represented by properly executed proxies of record holders will be voted, if specific instructions are not otherwise given, in favor of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS, PURSUANT TO THE ABOVE NON-BINDING RESOLUTION.

PROPOSAL 4

NON-BINDING ADVISORY VOTE REGARDING THE FREQUENCY OF ADVISORY VOTES ON

EXECUTIVE COMPENSATION

The Board and the Compensation Committee are seeking stockholder opinions on the frequency of future advisory votes regarding the Company’s executive compensation. Consistent with the intent of the Dodd-Frank Act and SEC rules, the Board is providing stockholders with the opportunity to cast a non-binding advisory vote. The compensation of the Company’s Named Officers is disclosed in the “Executive Compensation” section of the proxy statement for the Annual Meeting held on September 13, 2022. The Board of Directors asks the stockholders to indicate the frequency with which they would like future votes. We are providing stockholders with the option of selecting a frequency of one, two or three years, or abstaining. In the interests of transparency and recognizing the importance of stockholder involvement with the Company, we recommend that our stockholders select a frequency of voting on executive compensation every other year.

Vote Required

This proposal requires the affirmative vote of a simple majority of the total number of shares present in person or represented by proxy at the meeting and entitled to vote on this matter. Abstentions will count as a vote “AGAINST” this proposal, and broker non-votes will have no effect on the vote. Shares represented by properly executed proxies of record holders will be voted, if specific instructions are not otherwise given, in favor of this proposal.

4

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF “EVERY OTHER YEAR” FOR FUTURE ADVISORY VOTES ON THE COMPANY’S EXECUTIVE COMPENSATION.

SHAREHOLDER COMMUNICATIONS

The Board of Directors of the Company has not adopted a formal procedure that shareholders must follow to send communications to it. The Board of Directors does receive communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the Board of Directors in writing, to MamaMancini’s Holdings, Inc., 25 Branca Road, East Rutherford, New Jersey 07073, Attention: Board of Directors.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND HOUSEHOLDING

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2022 as filed with the SEC is available upon written request and without charge to shareholders by writing to the Company c/o Secretary, 25 Branca Road, East Rutherford, New Jersey 07073 or by calling telephone number (201) 531-1212.

In certain cases, only one Proxy Statement may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Proxy Statement, as applicable, to a stockholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Secretary, MamaMancini’s Holdings, Inc., at the address or telephone number indicated in the previous paragraph. In addition, shareholders sharing an address can request delivery of a single copy of Proxy Statements if they are receiving multiple copies of Proxy Statements by directing such request to the same mailing address.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person named as proxy holder, Adam L. Michaels, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

By Order of the Board of Directors

/s/ Adam L. Michaels
Adam L. Michaels
Chairman of the Board

East Rutherford, New Jersey
September 16, 2022

5

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF

DIRECTORS OF MAMAMANCINI’S HOLDINGS, INC.

The undersigned hereby appoints Adam L. Michaels as Proxy with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the continued Annual Meeting of Shareholders to be held on October 4, 2022, at 12 noon EDT. The meeting will be held as a listen-only conference call by calling (877) 407-3088 (toll-free) and any adjournment or postponement thereof (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of the Continued Annual Meeting of Shareholders or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking all former proxies. There will not be a physical meeting location.

The Board of Directors recommends a vote FOR Proposals No. 3 and 4.

3.	To approve, on an advisory, non-binding basis, the compensation of our named executive officers (Say-on- Pay);

☐ FOR	☐ AGAINST	☐ ABSTAINS	☐ WITHHOLDS

4.	To consider and conduct a non-binding advisory vote on a proposal regarding the frequency of advisory votes on executive compensation

☐ FOR	☐ AGAINST	☐ ABSTAINS	☐ WITHHOLDS

5.	To withhold the proxy’s discretionary vote on your behalf with regards to any other matters that are properly presented for a vote at the Annual Meeting, please mark the box below.

☐ WITHHOLDS

This Proxy, when properly executed, will be voted in the matter directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR each of the proposals.

Dated: ________, 2022

Signature of Shareholder

Signature of Shareholder

Please date and sign exactly as your name(s) appears hereon. If the shares are registered in more than one name, each joint owner or fiduciary should sign personally. When signing as executor, administrator, trustee or guardian give full titles. Only authorized officers should sign for a corporation.

6